UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report: February 7, 2007
Date of Earliest Event Reported: February 2, 2007
Xenonics Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-50775	84-1433854

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2236 Rutherford Road, Suite 123, Carlsbad, California		92008

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (760) 438-4004
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 3.02. Unregistered Sales of Equity Securities
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6
EXHIBIT 10.7
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement.
On February 2, 2007, Xenonics Holdings, Inc., a Nevada corporation (the “Company”), and Gemini Master Fund, Ltd. (“Gemini”) entered into a Securities Purchase Agreement and a Registration Rights Agreement. Pursuant to the Securities Purchase Agreement, on February 2, 2007 and in exchange for a cash payment of $2,000,000 from Gemini, (1) the Company agreed to issue to Gemini 1,000,000 shares of the Company’s common stock upon approval of the American Stock Exchange, and (2) the Company issued to Gemini an “A Warrant” to purchase 300,000 shares of the Company’s common stock at an exercise price of $2.75 per share and a “B Warrant” to purchase 300,000 shares of the Company’s common stock at an exercise price of $3.25 per share. The A and B Warrants are each fully vested and are exercisable over a five-year period, provided that the B Warrant is not exercisable until Gemini has fully exercised the A Warrant. Pursuant to the Registration Rights Agreement, the Company agreed to file with the Securities and Exchange Commission (the “SEC”) a registration statement covering the resale of all of the shares of common stock that are issuable to Gemini under the Securities Purchase Agreement. Issuance to Gemini of the shares of common stock subject to the A and B Warrants is also subject to the approval of the American Stock Exchange. Copies of the Securities Purchase Agreement, the Registration Rights Agreement, the A Warrant issued to Gemini, and the B Warrant issued to Gemini are filed as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein; the summary of these documents set forth above is qualified by reference to such exhibits.
On February 2, 2007, the Company advised Granite Financial Group, Inc. (“Granite”) that, as compensation for Granite’s services as placement agent in connection with the Securities Purchase Agreement and in accordance with the engagement letter dated January 25, 2007 between the Company and Granite, the Company will issue to Granite (1) 100,000 shares of the Company’s common stock, (2) an “A Warrant” to purchase 30,000 shares of the Company’s common stock, and (3) a “B Warrant” to purchase 30,000 shares of the Company’s common stock. The A and B Warrants issued by the Company to Granite on February 2, 2007 have the same terms as the A and B Warrants that the Company issued to Gemini. Issuance to Granite of the 160,000 shares of common stock described in this paragraph is subject to the approval of the American Stock Exchange. The Company intends to include the 160,000 shares of common stock that are issuable to Granite on the registration statement that the Company will file with the SEC with respect to the 1,600,000 shares of common stock issuable to Gemini under the Securities Purchase Agreement. Copies of the engagement letter with Granite, the A Warrant issued to Granite, and the B Warrant issued to Granite are filed as Exhibits 10.5, 10.6, and 10.7, respectively, to this Current Report on Form 8-K and are incorporated herein; the summary of these documents set forth above is qualified by reference to such exhibits.
Item 3.02. Unregistered Sales of Equity Securities.
Reference is made to Item 1.01 of this Current Report on Form 8-K for a description of the Company’s issuance of 1,100,000 shares of common stock and A and B Warrants to purchase 660,000 shares of common stock. The Company’s issuance of the common stock, the A and B Warrants, and the common stock issuable upon exercise of the A and B Warrants is exempt from registration under the Securities Act of 1933 by reason of the exemption provided by Section 4(2) of the Securities Act of 1933 for a transaction not involving a public offering.

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Item 8.01. Other Events.
On February 7, 2007, the Company issued a press release regarding the completion of the transactions contemplated by the Securities Purchase Agreement that is described in Item 1.01. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.

Exhibit 10.1	Securities Purchase Agreement dated as of February 2, 2007 between Xenonics Holdings, Inc. and Gemini Master Fund, Ltd.

Exhibit 10.2	Registration Rights Agreement dated as of February 2, 2007 between Xenonics Holdings, Inc. and Gemini Master Fund, Ltd.

Exhibit 10.3	“A Warrant” dated February 2, 2007 issued by Xenonics Holdings, Inc. to Gemini Master Fund, Ltd. for the purchase of 300,000 shares of the common stock of Xenonics Holdings, Inc.

Exhibit 10.4	“B Warrant” dated February 2, 2007 issued by Xenonics Holdings, Inc. to Gemini Master Fund, Ltd. for the purchase of 300,000 shares of the common stock of Xenonics Holdings, Inc.

Exhibit 10.5	Engagement Letter dated January 25, 2007 between Xenonics Holdings, Inc. and Granite Financial Group, Inc.

Exhibit 10.6	“A Warrant” dated February 2, 2007 issued by Xenonics Holdings, Inc. to Granite Financial Group, Inc. for the purchase of 30,000 shares of the common stock of Xenonics Holdings, Inc.

Exhibit 10.7	“B Warrant” dated February 2, 2007 issued by Xenonics Holdings, Inc. to Granite Financial Group, Inc. for the purchase of 30,000 shares of the common stock of Xenonics Holdings, Inc.

Exhibit 99.1	Press release issued by Xenonics Holdings, Inc. on February 7, 2007.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenonics Holdings, Inc.
February 7, 2007	By:	/s/ Richard J. Naughton
		Name:	Richard J. Naughton
		Title:	Chief Executive Officer

February 7, 2007	By:	/s/ Donna G. Lee
		Name:	Donna G. Lee
		Title:	Chief Financial Officer

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